UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 12, 2006

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1	Press release dated December 13, 2006.*

Exhibit 10.1	Manufacturing and Service Contract for Commercial and Developmental Products, dated effective as of November 28, 2006, between the Registrant and Ben Venue Laboratories, Inc.♦

*Filed as an exhibit to the Current Report on Form 8-K filed December 14, 2006.

♦ Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omitted portions have been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: February 13, 2007	By:	/s/ Howard B. Johnson
	Name:	Howard B. Johnson
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated December 13, 2006.*

Exhibit 10.1	Manufacturing and Service Contract for Commercial and Developmental Products, dated effective as of November 28, 2006, between the Registrant and Ben Venue Laboratories, Inc.♦

*Filed as an exhibit to the Current Report on Form 8-K filed December 14, 2006.

♦ Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omitted portions have been filed separately with the Commission.